UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2026
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STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
15.00% Series A Perpetual SATS Preferred Stock, $0.001 par value per share	SATS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Dividend Rate on SATA
On November 12, 2026, Strive, Inc. ("Strive" or the "Company") announced that its board of directors increased the regular dividend rate per annum on the Company's Variable Rate Series A Perpetual Preferred Stock ("SATA") to 13.25%, effective for periods commencing on or after December 1, 2026.
Cash Dividend Declaration on SATA
Strive also announced that its board of directors declared daily cash dividends of $0.0502 (or $1.1044 in the aggregate for the full monthly period) per share of SATA for each business day for the period from December 1, 2026 to and including December 31, 2026, as listed in the table below (22 business days in the aggregate), which represents a per annum dividend rate of 13.25% on SATA. Daily payments will be made to stockholders of record of SATA at the close of business on the immediately preceding business day.

Payment date	Record date	Dividend
December 1, 2026	November 30, 2026	$0.0502
December 2, 2026	December 1, 2026	$0.0502
December 3, 2026	December 2, 2026	$0.0502
December 4, 2026	December 3, 2026	$0.0502
December 7, 2026	December 4, 2026	$0.0502
December 8, 2026	December 7, 2026	$0.0502
December 9, 2026	December 8, 2026	$0.0502
December 10, 2026	December 9, 2026	$0.0502
December 11, 2026	December 10, 2026	$0.0502
December 14, 2026	December 11, 2026	$0.0502
December 15, 2026	December 14, 2026	$0.0502
December 16, 2026	December 15, 2026	$0.0502
December 17, 2026	December 16, 2026	$0.0502
December 18, 2026	December 17, 2026	$0.0502
December 21, 2026	December 18, 2026	$0.0502
December 22, 2026	December 21, 2026	$0.0502
December 23, 2026	December 22, 2026	$0.0502
December 24, 2026	December 23, 2026	$0.0502
December 28, 2026	December 24, 2026	$0.0502
December 29, 2026	December 28, 2026	$0.0502
December 30, 2026	December 29, 2026	$0.0502
December 31, 2026	December 30, 2026	$0.0502

Cash Dividend Declaration on SATS
Strive also announced that its board of directors declared daily cash dividends of $0.0569 (or $1.2518 in the aggregate) per share of SATS for each business day for the period from December 1, 2026 to and including December 31, 2026, as listed in the table below (22 business days in the aggregate), which represents a per annum dividend rate of 15.00% on SATS. Daily payments will be made to stockholders of record of SATS at the close of business on the immediately preceding business day.

Payment date	Record date	Dividend
December 1, 2026	November 30, 2026	$0.0569
December 2, 2026	December 1, 2026	$0.0569
December 3, 2026	December 2, 2026	$0.0569
December 4, 2026	December 3, 2026	$0.0569
December 7, 2026	December 4, 2026	$0.0569
December 8, 2026	December 7, 2026	$0.0569
December 9, 2026	December 8, 2026	$0.0569
December 10, 2026	December 9, 2026	$0.0569
December 11, 2026	December 10, 2026	$0.0569
December 14, 2026	December 11, 2026	$0.0569
December 15, 2026	December 14, 2026	$0.0569
December 16, 2026	December 15, 2026	$0.0569
December 17, 2026	December 16, 2026	$0.0569
December 18, 2026	December 17, 2026	$0.0569
December 21, 2026	December 18, 2026	$0.0569
December 22, 2026	December 21, 2026	$0.0569
December 23, 2026	December 22, 2026	$0.0569
December 24, 2026	December 23, 2026	$0.0569
December 28, 2026	December 24, 2026	$0.0569
December 29, 2026	December 28, 2026	$0.0569
December 30, 2026	December 29, 2026	$0.0569
December 31, 2026	December 30, 2026	$0.0569
ROC Dividend Guidance
From a U.S. federal income tax perspective, to the extent distributions on SATA and SATS are not treated as being made out of the Company's accumulated or current earnings and profits, they will be treated generally as tax-deferred recovery of capital to the extent of the investor’s tax basis (in the case of a U.S. investor) and will be treated as exempt from U.S. dividend withholding tax (in the case of a non-U.S. investor). The Company does not have any accumulated earnings and profits, and does not expect to generate current earnings and profits in the current year or the foreseeable future.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	November 12, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer